UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2613

DWS Cash Investment Trust

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Annual Report
to Shareholders

DWS Cash Investment Trust

(formerly Scudder Cash Investment Trust)

Contents

Click Here Portfolio Management Review

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

DWS Cash Investment Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Cash Investment Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Portfolio Manager Christine Haddad discusses DWS Cash Investment Trust's performance and the market environment for the 12-month period ended May 31, 2006.

Q: Will you discuss the market environment for the fund during its most recent fiscal year?

A: During the 12-month period ended May 31, 2006, US economic performance was generally strong, despite a devastating 2005 hurricane season and continual increases in energy and commodity prices. Monthly job growth was the most important economic indicator for the money markets as the period began, but the market's focus gradually shifted to a careful watch for signs of increasing inflation.

Over the period, the US Federal Reserve Board (the Fed) continued to increase short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 5.00% in eight quarter-percentage-point increments over the 12-month period. Despite the rate increases, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1

1 The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

2 The LIBOR — the rate of interest at which banks borrow funds from other banks, in large volume, in the international market — is the most widely used benchmark of short-term interest rates.

At the end of May 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.43% compared with 3.78% 12 months earlier.2 The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is targeted by the Fed)

Money market yield curve 5/31/05 versus 5/31/06

Length of maturity (in months)

This chart is not intended to represent the yield of any DWS fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

of 5.00% demonstrated the market's assumption that the Fed will raise short-term interest rates at least one more time in order to stave off any resurgence of inflation.

At the same time, there is a sense within the market that 2006 will be a year of transition. Throughout 2005 and early 2006, the Fed repeated its statements that additional rate increases might be needed going forward to keep the risks to economic growth and price stability in balance. But the Fed's May 2006 statement, which left the door open for further interest rate hikes by indicating that "further policy firming may yet be needed," also noted that "the extent and timing of any such firming" is dependent on the data.

From this statement and other testimony by Fed Chairman Ben Bernanke, concern has grown that the Fed is considering a pause in interest rate increases. Bernanke has hinted that even in the face of inflationary pressures, if indicators seem to show that the economy is slowing, the Fed may adopt a "forward-looking" approach and assume that inflation will recede as economic

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fund's Class S Share Yields
7-day current yield
May 31, 2006	4.10%
May 31, 2005	2.37%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, please visit our Web site: www.dws-scudder.com.

growth subsides. Therefore, the market will be watching Fed statements and actions extremely closely over the remainder of this year to see whether Bernanke will remain as committed to fighting inflation as his predecessor. This concern could translate into additional market volatility over the coming months.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a competitive yield in DWS Cash Investment Trust. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the fund's strategy?

A: During the period, our strategy was to keep the portfolio's average maturity relatively short in order to help reduce risk. We limited our purchases, for the most part, to issues with maturities of three months and shorter. We also maintained a significant allocation in floating-rate securities, whose interest rate adjusts periodically based on indices such as the LIBOR, and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest-rate environment, and our decision to maintain a significant allocation to them helped performance during the period. Going forward, because we believe that the Fed will end its series of interest-rate increases this year, we will be looking for opportunities to extend maturity and boost the fund's yield over the coming months.

Q: What detracted from performance during the period?

A: Following Hurricanes Katrina and Wilma, there was concern that the economy might pull back and the Fed might halt its series of interest-rate increases, at least temporarily, so as not to further restrain growth. With this scenario in mind, we extended the fund's maturity slightly in early fall 2005. Instead of faltering, the economy continued to perform well, however, and the Fed kept raising interest rates. For this reason, our decision to briefly extend maturity detracted somewhat from the fund's yield and total return during the period.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,018.00	$ 1,014.40	$ 1,014.70	$ 1,019.10	$ 1,019.20
Expenses Paid per $1,000*	$ 5.18	$ 8.69	$ 8.34	$ 3.98	$ 3.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,019.80	$ 1,016.31	$ 1,016.65	$ 1,020.99	$ 1,020.99
Expenses Paid per $1,000*	$ 5.19	$ 8.70	$ 8.35	$ 3.98	$ 3.98

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Cash Investment Trust	1.03%	1.73%	1.66%	.79%	.79%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	5/31/06	5/31/05

Short Term Notes	36%	21%
Commercial Paper	34%	31%
Certificates of Deposit and Bank Notes	13%	10%
Repurchase Agreements	5%	26%
Promissory Notes	5%	5%
US Government Sponsored Agencies	3%	6%
Asset Backed	2%	—
Funding Agreements	2%	1%
	100%	100%
Weighted Average Maturity

DWS Cash Investment Trust	39 days	29 days
First Tier Retail Money Fund Average+	38 days	36 days

+ The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 12.7%
Banco Bilbao Vizcaya Argentaria SA, 4.77%, 11/20/2006	10,000,000	10,001,378
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.05%, 6/30/2006	10,000,000	10,000,000
Barclays Bank PLC, 5.05%, 6/29/2006	15,000,000	15,000,000
Calyon, 5.32%, 4/27/2007	5,000,000	5,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	16,000,000	16,000,000
Mizuho Corporate Bank, 5.07%, 6/29/2006	15,000,000	15,000,000
Royal Bank of Scotland PLC, 4.4%, 10/4/2006	5,000,000	5,000,000
Societe Generale:
4.25%, 9/6/2006	10,000,000	9,997,775
4.71%, 9/19/2006	5,000,000	5,000,074
Toronto Dominion Bank, 3.6%, 6/7/2006	15,000,000	15,000,000
UniCredito Italiano SpA, 3.8%, 6/15/2006	2,500,000	2,500,000
Total Certificates of Deposit and Bank Notes (Cost $108,499,227)		108,499,227

Commercial Paper** 33.2%
Apreco, LLC, 5.0%, 6/20/2006	25,891,000	25,822,677
Atlantis One Funding Corp.:
4.9%, 9/22/2006	10,000,000	9,846,194
4.99%, 6/30/2006	20,000,000	19,919,606
Cancara Asset Securitization LLC, 5.07%, 8/11/2006	25,000,000	24,750,021
Charta, LLC:
5.01%, 6/13/2006	25,000,000	24,958,250
5.06%, 8/4/2006	10,000,000	9,910,044
Compass Securitization LLC, 5.02%, 6/19/2006	12,050,000	12,019,754
Five Finance, Inc., 5.03%, 7/18/2006	12,350,000	12,268,898
Grampian Funding Ltd., 4.64%, 7/28/2006	25,000,000	24,816,333
Greyhawk Funding LLC, 5.02%, 6/14/2006	25,000,000	24,954,681
K2 (USA) LLC, 4.64%, 7/31/2006	25,000,000	24,806,667
Nieuw Amsterdam Receivable Corp., 4.93%, 9/29/2006	10,000,000	9,835,667
RWE AG, 4.95%, 7/5/2006	15,000,000	14,929,875
Scaldis Capital LLC, 5.03%, 7/31/2006	35,000,000	34,706,583
Verizon Communications, Inc., 5.1%, 6/28/2006	9,500,000	9,463,662
Total Commercial Paper (Cost $283,008,912)		283,008,912

US Government Sponsored Agencies 3.2%
Federal Home Loan Mortgage Corp., 5.35%, 5/25/2007	10,000,000	10,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	13,000,000	13,000,000
4.03%, 7/21/2006	4,000,000	4,000,000
Total US Government Sponsored Agencies (Cost $27,000,000)		27,000,000

Funding Agreements 2.3%
New York Life Insurance Co., 5.005%*, 9/19/2006 (Cost $20,000,000)	20,000,000	20,000,000

Asset Backed 2.3%
Permanent Financing PLC, "1A", Series 8, 5.04%*, 6/10/2006 (Cost $20,000,000)	20,000,000	20,000,000

Promissory Notes 4.7%
The Goldman Sachs Group, Inc.:
5.139%*, 6/23/2006	10,000,000	10,000,000
5.16%*, 11/10/2006	10,000,000	10,000,000
5.17%*, 11/13/2006	10,000,000	10,000,000
5.182%*, 6/23/2006	10,000,000	10,000,000
Total Promissory Notes (Cost $40,000,000)		40,000,000

Short Term Notes* 36.0%
American Honda Finance Corp.:
4.85%, 12/12/2006	25,000,000	25,000,000
4.895%, 6/22/2006	5,000,000	5,000,000
5.068%, 10/18/2006	10,000,000	10,000,610
BNP Paribas, 5.051%, 10/26/2007	15,000,000	15,000,000
Credit Suisse:
4.93%, 9/26/2006	10,000,000	10,000,000
5.051%, 9/26/2006	25,000,000	25,000,000
Dorada Finance, Inc., 4.972%, 11/1/2006	25,000,000	24,998,952
HSBC Finance Corp., 5.26%, 2/28/2007	20,000,000	20,008,836
Merrill Lynch & Co., Inc.:
5.045%, 5/14/2007	25,000,000	25,000,000
5.06%, 9/15/2006	5,000,000	5,000,000
5.113%, 5/29/2007	10,000,000	10,000,000
Nordea Bank AB, 5.055%, 4/8/2011	10,000,000	9,999,607
Pfizer Investment Capital PLC, 5.04%, 12/15/2006	15,000,000	15,000,000
Skandinaviska Enskilda Banken, 5.07%, 7/18/2006	7,000,000	7,000,000
The Bear Stearns Companies, Inc., 5.132%, 10/18/2006	25,000,000	25,000,000
Toyota Motor Credit Corp.:
5.05%, 11/7/2006	25,000,000	25,000,000
5.06%, 5/14/2007	15,000,000	15,000,000
UniCredito Italiano Bank (Ireland) PLC, 5.085%, 5/9/2007	10,000,000	10,000,000
UniCredito Italiano SpA:
4.767%, 9/1/2006	10,000,000	9,998,905
4.945%, 10/4/2006	15,000,000	14,997,497
Total Short Term Notes (Cost $307,004,407)		307,004,407

Repurchase Agreements 5.2%
BNP Paribas, 5.05%, dated 5/31/2006, to be repurchased at $44,006,172 on 6/1/2006 (a) (Cost $44,000,000)	44,000,000	44,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $849,512,546)+	99.6	849,512,546
Other Assets and Liabilities, Net	0.4	3,427,141
Net Assets	100.0	852,939,687

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2006.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $849,512,546.

(a) Collateralized by $46,813,000 of Federal National Mortgage Association, 2.5%, maturing on 6/15/2008 with a value of $44,880,455.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006
Assets
Investments: Investments in securities, at amortized cost	$ 805,512,546
Repurchase agreements, at amortized cost	44,000,000
Total investments,at amortized cost	849,512,546
Interest receivable	4,259,191
Receivable for Fund shares sold	2,973,905
Other assets	94,467
Total assets	856,840,109
Liabilities
Dividends payable	89,691
Payable for Fund shares redeemed	1,162,901
Due to custodian	678,461
Accrued management fee	247,994
Other accrued expenses and payables	1,721,375
Total liabilities	3,900,422
Net assets, at value	$ 852,939,687
Net Assets
Net assets consist of: Distributions in excess of net investment income	(115,450)
Accumulated net realized gain (loss)	(226,982)
Paid-in capital	853,282,119
Net assets, at value	$ 852,939,687

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($119,781,056 ÷ 119,869,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($50,802,594 ÷ 50,844,539 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class C Net Asset Value, offering and redemption price per share ($40,992,718 ÷ 41,016,866 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class AARP Net Asset Value, offering and redemption price per share ($154,041,696 ÷ 154,498,919 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($487,321,623 ÷ 487,572,360 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2006
Investment Income
Income: Interest	$ 33,765,041
Expenses: Management fee	3,301,939
Services to shareholders	2,940,593
Custodian and accounting fees	131,358
Distribution service fees	898,738
Auditing	63,837
Legal	54,194
Trustees' fees and expenses	38,973
Reports to shareholders	105,828
Registration fees	46,163
Proxy expense	572,553
Other	71,422
Total expenses before expense reductions	8,225,598
Expense reductions	(908,129)
Total expenses after expense reductions	7,317,469
Net investment income (loss)	26,447,572
Net realized gain (loss) on investment transactions	2,160
Net increase (decrease) in net assets resulting from operations	$ 26,449,732

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2006	2005
Operations: Net investment income	$ 26,447,572	$ 9,866,928
Net realized gain (loss) on investment transactions	2,160	(285)
Net increase (decrease) in net assets resulting from operations	26,449,732	9,866,643
Distributions to shareholders from: Net investment income: Class A	(2,919,302)	—
Class B	(1,017,467)	—
Class C	(817,397)	—
Class AARP	(5,382,941)	(2,516,519)
Class S	(16,774,990)	(7,871,369)
Fund share transactions: Proceeds from shares sold	535,164,094	707,265,453
Net assets acquired in tax-free reorganization	237,658,014	—
Reinvestment of distributions	25,873,937	10,016,611
Cost of shares redeemed	(642,223,250)	(829,803,073)
Net increase (decrease) in net assets from Fund share transactions	156,472,795	(112,521,009)
Increase (decrease) in net assets	156,010,430	(113,042,254)
Net assets at beginning of period	696,929,257	809,971,511
Net assets at end of period (including distributions in excess and undistributed net investment income of $115,450 and $361,060, respectively)	$ 852,939,687	$ 696,929,257

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00
Income from investment operations: Net investment income	.024
Less distributions from: Net investment income	(.024)
Net asset value, end of period	$ 1.00
Total Return (%)	2.40b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120
Ratio of expenses before expense reductions (%)	1.20*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (%)	3.30*

[a] For the period from September 19, 2005 (commencement of operations of Class A shares) to May 31, 2006.

[b] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00
Income from investment operations: Net investment income	.019
Less distributions from: Net investment income	(.019)
Net asset value, end of period	$ 1.00
Total Return (%)	1.90b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51
Ratio of expenses before expense reductions (%)	2.21*
Ratio of expenses after expense reductions (%)	1.75*
Ratio of net investment income (%)	2.60*

[a] For the period from September 19, 2005 (commencement of operations of Class B shares) to May 31, 2006.

[b] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00
Income from investment operations: Net investment income	.019
Less distributions from: Net investment income	(.019)
Net asset value, end of period	$ 1.00
Total Return (%)	1.94b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41
Ratio of expenses before expense reductions (%)	1.78*
Ratio of expenses after expense reductions (%)	1.68*
Ratio of net investment income (%)	2.65*

[a] For the period from September 19, 2005 (commencement of operations of Class C shares) to May 31, 2006.

[b] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class AARP Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.033	.014	.003	.008	.020
Less distributions from: Net investment income	(.033)	(.014)	(.003)	(.008)	(.020)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	3.39[a]	1.42[a]	.33[a]	.84	1.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	170	198	251	295
Ratio of expenses before expense reductions (%)	1.00	.92	.86	.84	.83
Ratio of expenses after expense reductions (%)	.79	.72	.77	.84	.83
Ratio of net investment income (%)	3.28	1.30	.39	.85	2.01
[a] Total returns would have been lower had certain expenses not been reduced.
Class S Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.034	.014	.003	.008	.020
Less distributions from: Net investment income	(.034)	(.014)	(.003)	(.008)	(.020)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	3.40[a]	1.42[a]	.33[a]	.84	1.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	487	527	612	716	798
Ratio of expenses before expense reductions (%)	.83	.81	.85	.84	.83
Ratio of expenses after expense reductions (%)	.79	.72	.77	.84	.83
Ratio of net investment income (%)	3.28	1.30	.39	.85	2.01
[a] Total returns would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Cash Investment Trust (formerly Scudder Cash Investment Trust) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On September 19, 2005, the Fund commenced offering Class A, B and C shares. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP (Please see note B, under the caption of Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of each class of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforwards of approximately $212,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($16,000), May 31, 2010 ($185,000), the respective expiration dates, whichever occurs first. In addition, the Fund inherited approximately $15,000 of capital loss carryforwards through its acquisition of Scudder Cash Reserve Fund. Subject to certain limitations, these losses can be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2009 (the expiration date), whichever occurs first.

During the year ended May 31, 2006, the Fund utilized $1,800 and lost, through expiration, $2,600 of prior year capital lost carryforward.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At May 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Capital loss carryforwards	$ 227,000

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2006	2005
Distributions from ordinary income*	$ 26,912,097	$ 10,387,888

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate as follows:

From June 1, 2005 to September 18, 2005, the management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	.500%
Next $250 million of such net assets	.450%
Next $500 million of such net assets	.400%
Next $500 million of such net assets	.350%
Next $500 million of such net assets	.335%
Over $2 billion of such net assets	.320%

Effective September 19, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	.400%
Next $750 million of such net assets	.380%
Next $1.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.320%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Over $12.5 billion of such net assets	.250%

Accordingly, for the year ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

Effective April 1, 2004 (September 19, 2005 for Class A, B, and C shares) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 0.96%, 1.67%, 1.60%, 0.72% and 0.72% for Class A, B, C, S and AARP shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees).

Service Provider Fees. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, S and AARP shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. ("DST"), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SSC compensates DST out of the shareholder servicing fee it receives from the Fund. The costs and expenses of such delegation are borne by DWS-SSC, not by the Fund. For the period September 19, 2005 (commencement of operations) to May 31, 2006 for Class A, B and C shares and for the year ended May 31, 2006 for Class S and AARP shares, the amounts charged to the Fund by DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class A	$ 320,175	$ 122,172	$ 90,449
Class B	245,718	173,175	66,634
Class C	63,944	28,003	66,853
Class AARP	703,864	346,493	126,449
Class S	1,341,882	227,941	319,219
	$ 2,675,583	$ 897,784	$ 669,604

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $83,083, of which $6,543 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period September 19, 2005 to May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 287,751	$ 30,869
Class C	224,888	24,593
	$ 512,639	$ 55,462

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period September 19, 2005 to May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annual Effective Rate
Class A	$ 215,219	$ 25,049.25%
Class B	95,917	10,290.25%
Class C	74,963	8,198.25%
	$ 386,099	$ 43,537

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,070, of which $4,320 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates. (Please see Note H.)

C. Expense Reductions

For the year ended May 31, 2006, the Advisor agreed to reimburse the Fund $8,781, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2006, custodian fees were reduced by $1,564 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	60,087,192	$ 60,087,192	—	$ —
Class B	24,434,515	24,434,515	—	—
Class C	33,050,679	33,050,679	—	—
Class AARP	82,425,295	82,425,295	79,334,521	79,334,521
Class S	335,166,413	335,166,413	627,930,932	627,930,932
		$ 535,164,094		$ 707,265,453
Shares issued in tax-free reorganization*
Class A	127,931,996	$ 127,908,035	—	$ —
Class B	65,909,322	65,893,097	—	—
Class C	43,860,513	43,856,882	—	—
		$ 237,658,014		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	2,834,572	$ 2,834,572	—	$ —
Class B	952,388	952,388	—	—
Class C	774,395	774,395	—	—
Class AARP	5,024,000	5,024,000	2,358,559	2,358,559
Class S	16,288,582	16,288,582	7,658,052	7,658,052
		$ 25,873,937		$ 10,016,611
Shares redeemed
Class A	(70,984,513)	$ (70,984,513)	—	$ —
Class B	(40,451,686)	(40,451,686)	—	—
Class C	(36,668,721)	(36,668,721)	—	—
Class AARP	(102,892,478)	(102,892,478)	(110,042,682)	(110,042,682)
Class S	(391,225,852)	(391,225,852)	(719,760,391)	(719,760,391)
		$ (642,223,250)		$ (829,803,073)
Net increase (decrease) from capital share transactions
Class A	119,869,247	$ 119,845,286	—	$ —
Class B	50,844,539	50,828,314	—	—
Class C	41,016,866	41,013,235	—	—
Class AARP	(15,443,183)	(15,443,183)	(28,349,602)	(28,349,602)
Class S	(39,770,857)	(39,770,857)	(84,171,407)	(84,171,407)
		$ 156,472,795		$ (112,521,009)

* On September 16, 2005, Scudder Cash Reserves Fund was acquired by the Fund through a tax-free reorganization.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

G. Acquisition of Assets

On September 16, 2005, the Fund acquired all of the net assets of Scudder Cash Reserves Fund pursuant to a plan of reorganization approved by shareholders on September 2, 2005. The acquisition was accomplished by a tax-free exchange of 127,931,996 Class A shares, 65,909,322 Class B shares and 43,860,513 Class C shares of Scudder Cash Reserves Fund, respectively, for 127,931,996 Class A shares, 65,909,322 Class B shares and 43,860,513 Class C shares of Scudder Cash Investment Trust, respectively, outstanding on September 16, 2005. Scudder Cash Reserves Fund's net assets at that date of $237,658,014 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $677,637,490. The combined net assets of the Fund immediately following the acquisition were $915,295,504.

H. Subsequent Event

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of DWS Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Cash Investment Trust (formerly Scudder Cash Investment Trust) (the "Fund") at May 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 26, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-728-3337.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Cash Investment Trust (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	461,537,857.054	21,949,576.058
Dawn-Marie Driscoll	461,524,547.934	21,962,885.178
Keith R. Fox	461,466,182.554	22,021,250.558
Kenneth C. Froewiss	460,693,484.279	22,793,948.833
Martin J. Gruber	460,436,720.599	23,050,712.513
Richard J. Herring	460,659,461.369	22,827,971.743
Graham E. Jones	460,656,696.144	22,830,736.968
Rebecca W. Rimel	461,302,417.894	22,185,015.218
Philip Saunders, Jr.	461,002,844.154	22,484,588.958
William N. Searcy, Jr.	461,389,212.959	22,098,220.153
Jean Gleason Stromberg	461,264,312.484	22,223,111.628
Carl W. Vogt	461,040,918.944	22,446,514.168
Axel Schwarzer	460,585,150.339	22,902,282.773

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
426,905,547.518	17,139,747.145	23,713,079.449	15,729,059.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
427,264,533.583	18,594,539.704	21,899,300.825	15,729,059.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
424,060,421.545	21,441,759.262	22,256,193.305	15,729,059.000

IV. Approval of a Revised Fundamental Investment Restriction Regarding Concentration.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
426,765,553.906	19,411,207.168	21,581,613.038	15,729,059.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

V-A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
481,559,633.136	19,887,229.652	27,301,055.118	14,004,128.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders:

V-B. Approval of Further Amendments to Amended and Restated Declaration of Trust.

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute

		88
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Name, Year of Birth, Position with the Fund and Length of Time Served	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	84
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5,7] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[5] (1962) Chief Compliance Officer, 2004-present	Managing Director[4], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

7 Elected June 27, 2006.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SHAXX	SHBXX	SHCXX
CUSIP Number	233375-104	233375-203	233375-302
Fund Number	472	672	772
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AITXX	SCTXX
Fund Number	2165	2065

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, May 31, 2006, DWS Cash Investment Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS CASH INVESTMENT TRUST FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$56,700	$0	$0	$0
2005	$53,000	$225	$3,500	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$45,200	$197,605	$0
2005	$581,822	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$15,000	$212,605
2005	$3,500	$0	$207,146	$210,646

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Cash Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Cash Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006